Filed pursuant to Rule 497(c)
                                                File Nos. 33-61810 and 811-7674

Prospectus

                          DIVERSIFIED INVESTORS FUNDS
                        DIVERSIFIED INSTITUTIONAL FUNDS

                     Diversified Investment Advisors, Inc.,
                               investment adviser

DIVERSIFIED INVESTORS FUNDS:
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund

DIVERSIFIED INSTITUTIONAL FUNDS:
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund


Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and services available to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus, and any representation to the contrary is a criminal offense.




August 6, 2001


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


TABLE OF CONTENTS

              Diversified Investors Funds at a Glance........... 1
              Diversified Institutional Funds at a Glance....... 5
              Shareholder Services.............................. 9
                  How to Reach the Funds........................ 9
                  How to Purchase Shares........................ 9
                  How the Price of Your Shares is
                  Calculated.................................... 9
                  How to Sell Shares............................10
                  Shareholder Services and Policies.............10
              Dividends and Distributions.......................11
              Tax Matters.......................................12
              Management........................................13
              More About the Funds..............................14
              General Information...............................18
              Additional Performance Information................19
              Appendix A-- Instructions for Purchases
                    and Sales from the Distributor..............20

DIVERSIFIED INVESTORS FUNDS AT A GLANCE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIVERSIFIED INVESTORS MID-CAP VALUE FUND
DIVERSIFIED INVESTORS MID-CAP GROWTH FUND

THIS SUMMARY BRIEFLY DESCRIBES THE FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

MID-CAP VALUE FUND            The Fund's goal is to provide a high
                              total investment return through investments primarily in a diversified portfolio of common stocks.

MID-CAP GROWTH FUND           The Fund's goal is to provide a high
                              total investment return through investments primarily in a diversified portfolio of common stocks.

MAIN INVESTMENT STRATEGIES

MID-CAP VALUE FUND

The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.

BOTH FUNDS

Each Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies are employed in connection with hedging activities.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

    o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

    o MID-CAP COMPANIES. The securities of medium capitalized companies may have more volatile share prices than those of larger, more seasoned companies. Equity securities issued by medium sized companies are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and management depth, experience sharper swings in market values, be adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate than equity securities issued by larger companies.

    o VALUE INVESTING. The Mid-Cap Value Fund invests in securities the Fund's advisers believe to be undervalued. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a Fund using a value approach may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

    o GROWTH SECURITIES. The Mid-Cap Growth Fund invests in securities the Fund's advisers believe have the potential for earnings growth. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

    o PORTFOLIO SELECTION. The success of the Mid-Cap Value Fund's investment strategy depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

        The success of the Mid-Cap Growth Fund's investment strategy depends largely on the skill of the Fund's advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

    o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. The

        Economic and Monetary Union and the introduction of a single European currency which began on January 1, 1999, may increase uncertainties relating to investment in European markets.

    o SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested do poorly, investors in the Fund may lose money.

    o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

    o PORTFOLIO TURNOVER. The Funds are actively managed, and their portfolio managers may trade securities frequently, resulting, from time to time, in annual portfolio turnover rates of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Funds if you are seeking exposure to stocks of medium sized companies. Consider the MID-CAP VALUE FUND if you are seeking a Fund managed in a value oriented style. Consider the MID-CAP GROWTH FUND if you are seeking a Fund managed in a growth oriented style.

FUND PERFORMANCE

The Funds were organized on May 15, 2001 and do not have a full calendar year of investment returns at the date of this prospectus.

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

---------------------------------------------------------------------------
                                               MID-CAP       MID-CAP GROWTH
                                              VALUE FUND          FUND
SHAREHOLDER FEES (fees paid
directly from your investment)                   None             None
---------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund
      assets) as a % of average net assets(1)
      Management Fee                             0.67%           0.72%
      Distribution (12b-1) Fees                  0.25%           0.25%
      Other Expenses
           Administrative Services Fee           0.30%           0.30%
           Miscellaneous Expenses(2)             0.15%           0.15%
     Total Annual Fund Operating Expenses        1.37%           1.42%

     Fee Waiver and/or Expense Reimbursement(3)  0.12%           0.07%

     NET EXPENSES                                1.25%           1.35%
---------------------------------------- ------------------ --------------

    (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
    (2) Based on estimated expenses for the current fiscal year.
    (3) On May 15, 2001, the Adviser contractually agreed to reimburse certain of the Funds' expenses for a period of ten years.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that:

    o  you invest $10,000 in a Fund for the time periods indicated; and

    o  you then sell all your shares at the end of those periods.

The example also assumes that:

    o  your investment has a 5% return each year; and

    o the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Mid-Cap Value     Mid-Cap
                           Fund       Growth Fund

             1 year        $127           $137
            3 years        $397           $428

 DIVERSIFIED INSTITUTIONAL FUNDS AT A GLANCE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIVERSIFIED INSTITUTIONAL MID-CAP VALUE FUND
DIVERSIFIED INSTITUTIONAL MID-CAP GROWTH FUND

THIS SUMMARY BRIEFLY DESCRIBES THE FUNDS AND THE PRINCIPAL RISKS OF INVESTING IN THEM.

FUND GOALS

MID-CAP VALUE FUND            The Fund's goal is to provide a high total
                              investment return through investments
                              primarily in a diversified portfolio of
                              common stocks.

MID-CAP GROWTH FUND           The Fund's goal is to provide a high total
                              investment return through investments
                              primarily in a diversified portfolio of
                              common stocks.

MAIN INVESTMENT STRATEGIES

MID-CAP VALUE FUND

The Mid-Cap Value Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common stocks with capitalizations between $1 billion and $12 billion.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.

MID-CAP GROWTH FUND

The Mid-Cap Growth Fund invests primarily in stocks of medium sized companies which the Fund's advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund's advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 65% of its assets in equity securities. The Fund emphasizes common stocks with capitalizations between $1 billion and $15 billion.

The Fund's equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund may also invest in foreign securities.

BOTH FUNDS

Each Fund may, but is not required to, engage in certain investment strategies involving derivatives. These investment strategies are employed in connection with hedging activities.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund's underlying Portfolio, unless otherwise noted.

MAIN RISKS

The value of each Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.

    o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Historically, equity securities have been more volatile than most debt securities in response to market risk. The value of some securities held by each Fund may be quite volatile.

       MID-CAP COMPANIES. The securities of medium capitalized companies may have more volatile share prices than those of larger, more seasoned companies. Equity securities issued by medium sized companies are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and management depth, experience sharper swings in market values, be adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate than equity securities issued by larger companies.

    o VALUE INVESTING. The Mid-Cap Value Fund invests in securities the Fund's advisers believe to be undervalued. A security may not achieve its expected value because the circumstances causing it to be underpriced worsen (causing the price to decline further) or do not change. In addition, a Fund using a value approach may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are out of favor.

    o GROWTH SECURITIES. The Mid-Cap Growth Fund invests in securities the Fund's advisers believe have the potential for earnings growth. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. In addition, a Fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

    o PORTFOLIO SELECTION. The success of the Mid-Cap Value Fund's investment strategy depends largely on the advisers' skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Funds may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

        The success of the Mid-Cap Growth Fund's investment strategy depends largely on the skill of the Fund's advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in the Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

    o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing a Fund's share price to be volatile. Also, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. The Economic and Monetary Union and the introduction of a single European currency which began on January 1, 1999, may increase uncertainties relating to investment in European markets.

    o SECTOR RISK. The Mid-Cap Growth Fund invests in securities of companies the Fund's advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Fund does not intend to concentrate in any particular industry, the Fund may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Fund is invested do poorly, investors in the Fund may lose money.

    o DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies are employed in connection with hedging activities, but may be used to generate income. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Fund performance.

    o PORTFOLIO TURNOVER. The Funds are actively managed, and their portfolio managers may trade securities frequently, resulting, from time to time, in annual portfolio turnover rates of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Funds pay when they buy and sell securities.

Please note that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Consider investing in the Funds if you are seeking exposure to stocks of medium sized companies. Consider the MID-CAP VALUE FUND if you are seeking a Fund managed in a value oriented style. Consider the MID-CAP GROWTH FUND if you are seeking a Fund managed in a growth oriented style.

FUND PERFORMANCE

The Funds were organized on May 15, 2001 and do not have a full calendar year of investment returns at the date of this prospectus.

FUND FEES AND EXPENSES

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

-----------------------------------------------------------------------------
                                                 MID-CAP          MID-CAP
                                               VALUE FUND       GROWTH FUND
     SHAREHOLDER FEES (fees paid
     directly from your investment)               None               None
-----------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund
       assets) as a % of average net assets(1)
      Management Fee                              0.67%              0.72%
      Distribution (12b-1) Fees                   0.25%              0.25%
      Other Expenses
           Administrative Services Fee            0.05%              0.05%
           Miscellaneous Expenses(2)              0.15%              0.15%
     Total Annual Fund Operating Expenses         1.12%              1.17%

     Fee Waiver and/or Expense
     Reimbursement (3)                            0.22%              0.22%
     NET EXPENSES                                 0.90%              0.95%
-----------------------------------------------------------------------------
    (1) Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
    (2) Based on estimated expenses for the current fiscal year.
    (3) On May 15, 2001, the Adviser contractually agreed to reimburse certain of the Funds' expenses for a period of ten years.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that:

    o  you invest $10,000 in a Fund for the time periods indicated; and

    o  you then sell all your shares at the end of those periods.

The example also assumes that:

    o  your investment has a 5% return each year; and

    o the Fund's operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Mid-Cap Value     Mid-Cap
                           Fund       Growth Fund

             1 year        $92            $97
             3 years       $287           $303

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and the shareholder services that are available.

-------------------------------------------------------------------------------
                                                         HOW TO REACH THE FUNDS
-------------------------------------------------------------------------------

               BY TELEPHONE       Call toll free at (800) 926-0044

               BY MAIL            Diversified Investors Funds
                                  (Diversified Institutional Funds)
                                  4 Manhattanville Road
                                  Purchase, New York 10577

-------------------------------------------------------------------------------
                                                         HOW TO PURCHASE SHARES
-------------------------------------------------------------------------------

Shares of the Funds are available to individual and institutional investors. You may be able to establish new accounts in a Fund under certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a plan, you should obtain the plan's conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the Distributor.

You may purchase shares in a Fund through the Distributor directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix A for information on purchases directly through the Distributor. See your plan administrator to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants should consult their plan administrator.

Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

-------------------------------------------------------------------------------
                                     HOW THE PRICE OF YOUR SHARES IS CALCULATED
-------------------------------------------------------------------------------

Each Fund calculates its NAV every day that the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the Exchange, normally 4 p.m. Eastern time. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

What is NAV?

NAV refers to a Fund's NET ASSET VALUE. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Please note that trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

-------------------------------------------------------------------------------
                                                             HOW TO SELL SHARES
-------------------------------------------------------------------------------

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund's NAV the next time it is calculated after your redemption request in good order is received by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Participants in a retirement plan should obtain redemption instructions from their plan administrator. If you purchased shares directly through the Distributor, see Appendix A for redemption instructions.

A signature guarantee is required for the following:

    o any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

    o   any redemption by mail if the proceeds are to be wired to a bank;

    o   any redemption request for more than $50,000; and

    o   requests to transfer registration of shares to another owner.

At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

-------------------------------------------------------------------------------
                                              SHAREHOLDER SERVICES AND POLICIES
-------------------------------------------------------------------------------

EXCHANGES

On any business day you may exchange all or a portion of your shares for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under "How to Sell Shares." Plan participants should contact their plan administrator. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the Distributor. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given 30 days notice before this occurs.

TELEPHONE TRANSACTIONS

You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone. In that case, please consider sending written instructions.

ADDRESS CHANGES

To change the address on your account contact your plan administrator or call
(800) 926-0044 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator or call (800) 926-0044. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV.

TAX MATTERS

This discussion of federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXES ON DISTRIBUTIONS

If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, even if you reinvest the distributions in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

TAXES ON SALE OR EXCHANGES

If you are otherwise subject to federal income taxes, anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

OTHER TAX MATTERS

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions of shares of a Fund. Participants in these retirement plans will be taxed when they begin taking distributions from the plan in accordance with Internal Revenue Code rules.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you are otherwise subject to federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information or are otherwise subject to "backup withholding". Funds may also be required to withhold a portion of any distributions and redemption proceeds otherwise due to shareholders who are not U.S. citizens or residents.

MANAGEMENT

-------------------------------------------------------------------------------
                                                             INVESTMENT ADVISER
-------------------------------------------------------------------------------

Diversified Investment Advisors, Inc. is the investment adviser of each of the underlying mutual funds (called Portfolios) in which these Funds invest. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group.

Diversified has selected subadvisers for each Portfolio. Diversified provides general supervision of the subadvisers, subject to policies set by the Trustees. Diversified's investment management decisions are made by a committee of Diversified's personnel.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. The subadvisers are listed below; see "Subadvisers."

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios to obtain the services of one or more subadvisers without investor or shareholder approval under certain circumstances. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. The initial investor in the Mid-Cap Value and Mid-Cap Growth Portfolios has approved the exemptive order.

-------------------------------------------------------------------------------
                                                                    SUBADVISERS
-------------------------------------------------------------------------------

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. Diversified provides general supervision of the subadvisers. Except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

MID-CAP VALUE FUNDS

Cramer, Rosenthal, McGlynn, LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment adviser since 1973. The principal place of business of Cramer is 520 Madison Avenue, New York, New York 10022.

MID-CAP GROWTH FUNDS

Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM (or its predecessor) has been a registered investment advisor since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

-------------------------------------------------------------------------------
                                                                  ADVISORY FEES
-------------------------------------------------------------------------------

Diversified receives aggregate advisory fees (after waivers) at the annual rate of each Fund's average daily net assets set forth below:


DIVERSIFIED INVESTORS FUNDS
                      Mid-Cap Value Fund                 0.67%
                      Mid-Cap Growth Fund                0.72%

DIVERSIFIED INSTITUTIONAL FUNDS
                      Mid-Cap Value Fund                 0.67%
                      Mid-Cap Growth Fund                0.72%

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                                                           MORE ABOUT THE FUNDS
-------------------------------------------------------------------------------

Each Fund's goal and principal investment strategies, and the main risks of investing in each Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's goal and strategies may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund may not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

The MID-CAP VALUE FUNDS invest primarily in stocks of medium sized companies which the Funds' advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Funds invest at least 65% of its assets in equity securities. The Funds emphasize common stocks with capitalizations between $1 billion and $12 billion. The Funds' equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of these Funds may be more volatile than a Fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.

The portfolio managers of the MID-CAP VALUE FUNDS use a "bottom up" value-oriented approach in selecting investments for the Funds. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goals.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determination of companies that are in fact undervalued, but have good longer term business prospects.

The MID-CAP GROWTH FUNDS invest primarily in stocks of medium sized companies which the Funds' advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Funds' advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Funds do not intend, however, to concentrate their investments in any particular industry. Under normal circumstances the Funds invest at least 65% of their assets in equity securities. The Funds emphasize common stocks with capitalizations between $1 billion and $15 billion. The Funds' equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Investing in mid-sized companies involves a greater degree of risk than investment in large-sized companies. As a result, the value of shares of these Funds may be more volatile than a Fund investing exclusively in large-sized companies. The Fund may also invest in foreign securities.

The portfolio managers of the MID-CAP GROWTH FUNDS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund's goal. The portfolio managers also employ "top down" risk control processes relative to the Funds' benchmark.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's adviser may fail to pick stocks that outperform the economy or that do as well as the economy.

                                     * * *

Each of the Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds use derivatives for hedging purposes.

Each of the Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

-------------------------------------------------------------------------------
                                                                          RISKS
-------------------------------------------------------------------------------

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. More information about risks appears in the Funds' Statement of Additional Information. The value of a Fund's shares will change daily as the value of its underlying securities change. This means that your Fund shares may be worth more or less when you sell them than when you bought them. You may lose money if you invest in the Funds.

Please remember that the risks of investing in each Fund depend on the securities that the Fund holds and the investment strategies it uses. In addition, please remember that an investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by certain of the Funds may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

MID-CAP COMPANIES. The securities of medium capitalized companies may have more volatile share prices than those of larger, more seasoned companies. Equity securities issued by medium sized companies are likely to be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and management depth, experience sharper swings in market values, be adversely affected by recessions or adverse economic conditions, and be harder to sell at the times and prices the manager believes appropriate than the equity securities issued by larger companies.

VALUE INVESTING. When a fund's portfolio managers use a value-oriented approach in managing the fund, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change, or because an adviser is incorrect in its determination that the security is undervalued. In addition, funds with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Mid-Cap Value Funds are susceptible to the risks of value investing.

GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a fund's investment in growth securities depends largely on the fund's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a fund investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor. The Mid-Cap Growth Funds are susceptible to the risks of growth securities.

PORTFOLIO SELECTION. The success of a fund using a value approach, such as the Mid-Cap Value Funds, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in the Fund may lose money or their investment in the Fund may not do as well as an investment in another stock fund using a value approach.

The success of the Mid-Cap Growth Funds' investment strategy depends largely on the skill of the Funds' advisers in assessing the growth potential of companies in which the Funds invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Funds may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

    o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability.

    o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

    o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

    o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

    o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a fund from realizing value in U.S. dollars from its investment in foreign securities.

    o The Economic and Monetary Union and the introduction of a single European currency, which began on January 1, 1999, may increase uncertainties relating to investment in European markets.

SECTOR RISK. The Mid-Cap Growth Funds invest in securities of companies the Funds' advisers believe have the potential to become market leaders, such as companies that operate in industries with high barriers to entry. Although the Funds do not intend to concentrate in any particular industry, the Funds may be overweighted in certain sectors in comparison to the market as a whole. If one or more sectors in which the Funds are invested do poorly, investors in those Funds may lose money.

DERIVATIVES. Each Fund may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed in connection with hedging activities such as the following:

    o protecting against a decline in value of a fund's current or anticipated securities holdings;

    o   as a substitute for buying or selling portfolio holdings; and

    o   seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the fund could suffer greater losses than if the fund had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect fund performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

GENERAL INFORMATION

DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities.

What are Distribution (12b-1) Fees?

DISTRIBUTION FEES, also called 12B-1 FEES, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

INVESTMENT STRUCTURE. Each Fund invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

TRUSTS. Each Diversified Investors Fund is a series of The Diversified Investors Funds Group, which is a Massachusetts business trust. Each Diversified Institutional Fund is a series of The Diversified Investors Funds Group II, which also is a Massachusetts business trust.

ADDITIONAL PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. For more information about the calculation of total return, see the Statement of Additional Information.

Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment in the Funds may earn in the future.

                                                                      APPENDIX A


           INSTRUCTIONS FOR PURCHASES AND SALES FROM THE DISTRIBUTOR

PURCHASES

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Diversified Investors Funds should be made payable to The Diversified Investors Funds Group and mailed to:

                   The Diversified Investors Funds Group
                   4 Manhattanville Road
                   Purchase, New York 10577

Checks for shares of the Diversified Institutional Funds should be made payable to The Diversified Investors Funds Group II and mailed to

                   The Diversified Investors Funds Group II
                   4 Manhattanville Road
                   Purchase, New York 10577

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call
(800) 926-0044 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Diversified Investors Fund) or The Diversified Investors Funds Group II (in case of a purchase of a Diversified Institutional Fund), in each case at the address above.

SALES (REDEMPTIONS)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

Requests to redeem shares in any of the Diversified Investors Funds should be mailed to The Diversified Investors Funds Group at:

                     The Diversified Investors Fund Group
                     4 Manhattanville Road
                     Purchase, New York 10577

Requests to redeem shares in any of the Diversified Institutional Funds should be mailed to The Diversified Investors Funds Group II at:

                     The Diversified Investors Funds Group II
                     4 Manhattanville Road
                     Purchase, New York 10577

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

                     (This page intentionally left blank.)

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

To obtain free copies of the SAI or to make other inquiries, please call toll free (800) 926-0044.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file numbers:          811-7674
                           811-07495

                                                  Filed pursuant to Rule 497(c)
                                                File Nos. 33-61810 and 811-7674

                          DIVERSIFIED INVESTORS FUNDS
                        DIVERSIFIED INSTITUTIONAL FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 6, 2001

DIVERSIFIED INVESTORS FUNDS:
Diversified Investors Mid-Cap Value Fund
Diversified Investors Mid-Cap Growth Fund

DIVERSIFIED INSTITUTIONAL FUNDS:
Diversified Institutional Mid-Cap Value Fund
Diversified Institutional Mid-Cap Growth Fund

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus dated August 6, 2001, as supplemented from time to time, for the Funds. This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed on the next page.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II
                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                  800-926-0044

Each of the Diversified Investors Mid-Cap Value and Mid-Cap Growth Funds is a series of The Diversified Investors Funds Group, a Massachusetts business trust. Each of the Diversified Institutional Mid-Cap Value and Mid-Cap Growth Funds is a series of The Diversified Investors Funds Group II, a Massachusetts business trust. Shares of the Funds are issued in a single class. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof.



TABLE OF CONTENTS

                                                                PAGE
              The Trusts......................................  3
              Investment Objectives, Policies and Associated
                Risk Factors of the Funds.....................  4
              Performance Information.........................  19
              Determination of Net Asset Value; Valuation of
                Securities....................................  19
              Management......................................  21
              Investment Advisory Services....................  23
              Administrator...................................  25
              Custodian and Transfer Agent....................  25
              Miscellaneous...................................  25
              Taxation........................................  26
              Distribution Plans..............................  28
              Independent Accountants.........................  29
              Description of the Trusts; Fund Shares..........  29
              Financial Statements............................  29
              Appendix A -- Description of Security Ratings...  30

THE TRUSTS

Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Funds Group II (the "Diversified Investors Trust II" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into twenty-two separate series. The Diversified Investors Trust II was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Diversified Investors Trust II are divided into twenty separate series. Each of the Trusts may create additional series from time to time.

Each of the Diversified Investors Funds and each of the Diversified Institutional Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Diversified Investors Fund and Diversified Institutional Fund. The Funds and their corresponding Portfolios are set forth below:

                                 FUND                          PORTFOLIO
          Diversified Investors Mid-Cap Value
          Fund and Diversified Institutional
          Mid-Cap Value Fund................... Mid-Cap Value Portfolio
          Diversified Investors Mid-Cap Growth
          Fund and Diversified Institutional
          Mid-Cap Growth
          Fund................................. Mid-Cap Growth Portfolio

All references in this Statement of Additional Information to one of these Funds include the Fund's underlying Portfolio, unless otherwise noted.

Each of the Portfolios is a series of Diversified Investors Portfolios. Diversified Investors Portfolios is referred to as the "Underlying Portfolio Trust."

Diversified Investment Advisors, Inc. ("Diversified") is the investment adviser of each Portfolio and the Funds.

Diversified delegates the daily management of each Portfolio of which it is the investment adviser to one or more Subadvisers. Diversified supervises and monitors the Subadvisers. The Subadvisers are as follows:

             FUND OR PORTFOLIO              SUBADVISER
        Mid-Cap Value Portfolio..........Cramer, Rosenthal,
                                         McGlynn, LLC

        Mid-Cap Growth Portfolio.........Dresdner RCM Global
                                         Investors LLC

INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

INVESTMENT OBJECTIVES

The investment objective of each Fund is described in the Prospectus for the Funds. There can, of course, be no assurance that a Fund will achieve its investment objective.

INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the

Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities that are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Boards of Trustees of Diversified Investors Portfolios and the Trusts have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or
(b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of a Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the total assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by a Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of Diversified and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Funds may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund's total assets would be involved in short sales against the box. The Funds do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                       INVESTMENT RESTRICTIONS

The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

DIVERSIFIED INVESTORS FUNDS AND PORTFOLIOS

Fundamental Policies. As a matter of fundamental policy, no Portfolio (or Diversified Investors Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that
Fund):

        (1)   Borrow money or mortgage or hypothecate assets of the Portfolio
              (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

        (2) Underwrite securities issued by other persons except insofar as the Portfolio Trust or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

        (3) Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Trust (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

        (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry.

        (6)    Issue any senior security (as that term is defined in the 1940
               Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

DIVERSIFIED INSTITUTIONAL FUNDS

Fundamental Policies. As a matter of fundamental policy, no Diversified Institutional Fund may (except that no investment restriction of a Fund shall prevent a Fund from investing all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations and any orders obtained thereunder):

        (1) Borrow money except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (2) Underwrite securities issued by other persons except insofar as the Diversified Investors Trust II or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

        (3) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits, or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Diversified Investors Trust II may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

        (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, except that positions in futures contacts shall not be subject to this restriction.

        (6)    Issue any senior security (as that term is defined in the 1940
               Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

Non-Fundamental Policies. Each Fund will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

These policies may be changed by the Board of Trustees of Diversified Investors Portfolios or the Diversified Investors Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions.

BROKERAGE TRANSACTIONS. Each Fund's advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund's Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. These performance figures are calculated in the following manner for each Fund:

TOTAL RETURNS

The total return of each Fund will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 in the Fund (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Funds may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Total returns calculated for any of the Funds for any period which includes the period from the inception of that Fund's corresponding Portfolio until the commencement of operations of the Fund will reflect the performance of the corresponding Portfolio.

Portfolio performance will only be included, however, from the date that the Portfolio adopted investment objectives, policies and practices that are, and was managed in a manner that is, in all material respects the same as the applicable Fund. The Portfolio performance will be adjusted in a one-time recalculation to reflect fees, charges and expenses in effect at the time those Funds commenced operations, to the extent such fees and expenses exceeded the actual expenses of the Portfolio.

Any total return quotation provided for a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares will vary based not only on the type, quality and maturities of the securities held in the Fund or Portfolio(s), but also on changes in the current value of such securities and on changes in the expenses of the Fund and corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

Each Fund determines the net asset value of its shares each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine the net asset value of its shares every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund less all of the liabilities, by the total number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Trusts and the Trusts.

Equity securities are valued at the last sale price as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the Exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the applicable Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Trustees of the applicable Trust or Portfolio Trust.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, Diversified, under the supervision of the Board of Trustees of the applicable Trust or Portfolio Trust, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Boards of Trustees of the Trusts and the Portfolio Trust. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT

Each of the Diversified Investors Funds is supervised by the Board of Trustees of Diversified Investors Trust. Each of the Diversified Institutional Funds is supervised by the Board of Trustees of Diversified Investors Trust II. Each Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios.

The respective Trustees and officers of each Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. Unless otherwise indicated, the address of each Trustee and officer of the Trusts and Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577.

                                                     TRUSTEES OF EACH TRUST

ROBERT LESTER LINDSAY       Retired.  Executive Vice President, The MONY
                            Group, Inc. (formerly The Mutual Life Insurance
                            Company of New York) (prior to July 1989). His address is Two Huguenot Center, Tenafly, New
                            Jersey 07670-2520. Age: 66.

NIKHIL MALVANIA             Management Consultant and Principal, Redding
                            Consultants (since 1999); Partner, Deaner-Malvania
                            Associates (1991 to 1999);  Manager and Vice
                            President, Strategic Planning Associates (prior to 1991). His address is 88 Perry Street, New York,
                            New York 10014.  His business address is The
                            Equitable Life Assurance Society, 1290 Avenue of the Americas, New York, NY 10104. Age: 49.

MARK MULLIN*                Vice President, Diversified (since April, 1995);
                            Portfolio Manager, AEGON Netherlands (April 1993 to March 1995). Age: 38.

JOYCE GALPERN NORDEN        Vice President, Institutional Advancement,
                            Reconstructionist Rabbinical College (since
                            September 1996); Co-Director, Woman's Health
                            Clinical Research Program Medical Center,
                            University of Pennsylvania (1993 -- September
                            1995).  Her  address is 505 Redleaf Road,
                            Wynnewood, Pennsylvania 19096. Age: 61.

TOM A. SCHLOSSBERG*         Director, Chairman of the Board, President and
                            Chief Executive Officer, Diversified (since
                            December 1993); Executive Vice President and Head of Pension Operations, The MONY Group, Inc.
                            (formerly The Mutual Life Insurance Company of
                            New York) (January 1993 to December 1993). Age: 50.


                                   TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS

In addition to the Trustees below, Messrs. Schlossberg and Mullin serve as Trustees of Diversified Investors Portfolios.

NEAL M. JEWELL              Consultant (since 1995); Independent Trustee, EAI
                            Select (a registered investment company) (since
                            1995); Executive Vice President (November 1991 to
                            January 1995) and Director of Overseas Pensions
                            (January 1990 to October 1991), American
                            International Group Asset Management. His address is 355 Thornridge Drive, Stamford, Connecticut
                            06903. Age: 66.

EUGENE M. MANNELLA          Executive Vice President, Investment Management
                            Services, Inc. (since August 1993); President,
                            Brooks Asset Management LLC; President Arapahs
                            Partners LLC; Senior Vice President, Lehman
                            Brothers Inc. (May 1986 to August 1993). His address is Two Orchard Neck Road, Center Moriches,
                            New York 11934. Age: 47.

PATRICIA L. SAWYER          President and Executive Search Consultant, Smith &
                            Sawyer LLC (since 1990).  Her address is Smith &
                            Sawyer LLP, P.O. Box 8063, Vero Beach, Florida
                            32963. Age: 50.


                   OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board. Each other officer also holds the same position indicated with each Trust and Diversified Investors Portfolios.

ROBERT F. COLBY              Secretary; Director, Vice President and Chief
                             Corporate Counsel, The Mony Group, Inc. (formerly
                             The Mutual Life Insurance Company of New York)
                             (April 1993 to December 1993); Vice President and
                             General Counsel, Diversified (since November 1993);
                             Vice President of Diversified Investors Securities
                             Corp. ("DISC") (since November 1993); Vice
                             President and Assistant Secretary, AUSA Life
                             Insurance Company, Inc. (since March, 1995).
                             Age: 45.

ALFRED C. SYLVAIN            Treasurer; Vice President (since April 1994),
                             Treasurer and Assistant Secretary (since November
                             1993) of Diversified; Director (since February
                             1995) and Treasurer (since January 1994) of DISC.
                             Age: 49.


The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                                                 COMPENSATION

For the fiscal year ended December 31, 2000, the Trusts provided the following compensation to the Trustees:


------------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                     AGGREGATE       AGGREGATE        PENSION OR                      COMPENSATION
                   COMPENSATION    COMPENSATION       RETIREMENT                     FROM THE TRUSTS
                     FROM THE        FROM THE          BENEFITS         ESTIMATED          AND
NAME OF PERSON,     DIVERSIFIED      STRATEGIC     ACCRUED AS PART        ANNUAL      FUND COMPLEX
  POSITION        INVESTORS TRUST   ALLOCATION         OF FUND        BENEFITS UPON       PAID
                                      TRUST            EXPENSES         RETIREMENT     TO TRUSTEES
------------------------------------------------------------------------------------------------------
Tom A.
Schlossberg
Trustee               None            None              None            None             None
------------------------------------------------------------------------------------------------------
Robert L.
Lindsay
Trustee             $7,750           $6,500             None            None             $14,250
------------------------------------------------------------------------------------------------------
Nikhil
Malvania
Trustee             $6,500           $6,506             None            None             $13,000
------------------------------------------------------------------------------------------------------
Mark Mullin
Trustee               None            None              None            None              None
------------------------------------------------------------------------------------------------------
Joyce
Galpern
Norden
Trustee             $7,750           $6,500             None            None             $14,250
------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2000, Diversified Investors Portfolios provided the following compensation to its Trustees:


------------------------------------------------------------------------------------------------------
                        AGGREGATE        PENSION OR                              TOTAL
                       COMPENSATION      RETIREMENT                           COMPENSATION
                          FROM           BENEFITS          ESTIMATED        FROM THE TRUST
                      DIVERSIFIED       ACCRUED AS          ANNUAL             AND FUND
NAME OF PERSON,        INVESTORS       PART OF FUND      BENEFITS UPON       COMPLEX PAID
   POSITION            PORTFOLIOS        EXPENSES         RETIREMENT         TO TRUSTEES
------------------------------------------------------------------------------------------------------
Tom A.
Schlossberg
Trustee                  None              None              None                None
------------------------------------------------------------------------------------------------------
Neal M.
Jewell
Trustee                  $7,750            None              None              $ 14,250


------------------------------------------------------------------------------------------------------
Eugene M.
Mannella
Trustee                  $7,750            None              None              $ 14,250
------------------------------------------------------------------------------------------------------
Mark Mullin
Trustee                  None              None              None                None
------------------------------------------------------------------------------------------------------
Patricia L.
Sawyer
Trustee                  $7,750            None              None              $ 14,250
------------------------------------------------------------------------------------------------------

CODE OF ETHICS

The Trustees of the Trusts, Diversified and Diversified Investors Securities Corp., the investment adviser and the broker-dealer, respectively, have adopted a combined Code of Ethics (the "Code"). The Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

PRINCIPAL HOLDERS OF SECURITIES

At the date of this Statement of Additional Information, no shares of the Funds were outstanding.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISERS

Diversified manages the assets of each Portfolio, in each case pursuant to an Investment Advisory Agreement (the "Diversified Advisory Agreement") with Diversified Investors Portfolios, with respect to each such Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Boards of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each Portfolio.

For each Portfolio, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.

The Diversified Advisory Agreement and each Subadvisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to its interest) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by Diversified on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser or not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor the Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund or Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Diversified Advisory Agreement and the Subadvisory Agreement, as the case may be.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON, n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre-through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.

Diversified provides services with respect to $26 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 500,000 participants and has 750 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.

As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.

Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectuses would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. The sole initial shareholder in the Mid-Cap Value and Mid-Cap Growth Portfolios and Funds has approved the exemptive order.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

SUBADVISERS

The Subadvisers make the day-to-day investment decisions for the Portfolios, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below.

MID-CAP VALUE PORTFOLIO

Cramer, Rosenthal, McGlynn, LLC. Cramer was founded in 1973 as an independent investment counselor. Cramer has been a registered investment advisor since 1973. The principal place of business of Cramer is 520 Madison Avenue, New York, New York 10022.

Mid-Cap Growth Portfolio

Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM (or its predecessor) has been a registered investment advisor since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

ADVISORY FEES

The Advisers' fees with respect to each Fund are described in the Prospectus. Diversified and the subadvisers receive aggregate advisory fees (after waivers) at the annual rate of each Fund's average daily net assets set forth below:

DIVERSIFIED INVESTORS FUNDS
                               Mid-Cap Value Fund                 0.67%
                               Mid-Cap Growth Fund                0.72%

DIVERSIFIED INSTITUTIONAL FUNDS
                               Mid-Cap Value Fund                 0.67%
                               Mid-Cap Growth Fund                0.72%

ADMINISTRATOR

Diversified provides administrative services to the Funds under the Administrative Services and Transfer Agency Services Agreements with the Trusts. These administrative services include regulatory reporting and the provision of office facilities, equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% and 0.05% of the average daily net assets of the Diversified Investors Funds and Diversified Institutional Funds, respectively. Diversified acts as Administrator to the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Diversified Investors Portfolios, by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice. Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN AND TRANSFER AGENT

Pursuant to the Administrative and Transfer Agency Services Agreements with the Trusts, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

MISCELLANEOUS

ADDITIONAL EXPENSES OF THE FUNDS

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the corresponding Portfolio, if any.

TAXATION

TAXATION OF THE FUNDS AND PORTFOLIOS

FEDERAL TAXATION OF THE FUNDS. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, tax-qualified retirement plans ("Plans") which hold the shares of a Fund on their participants' behalf would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax.

Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Trusts and includes a disproportionate share of any unrealized receivables held by the Portfolio Trusts, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Trust generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

FEDERAL TAXATION OF THE PORTFOLIOS. Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. If the Portfolio Trusts are treated for tax purposes as a partnership as expected, none would be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Trust's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Trusts. The Portfolio Trust has advised the Funds that it intends to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy those requirements.

FOREIGN WITHHOLDING TAXES. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

CERTAIN STATE TAXATION. The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Diversified Investors Portfolios is organized as a New York trust. Diversified Investors Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS. Plans which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income; distributions of net capital gains would be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared.

Distributions to taxable investors may also be subject to state and local income taxes, although in that case distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

DIVIDENDS-RECEIVED DEDUCTION. A portion of the dividends received from a Fund investing in corporate stocks of U.S. issuers (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

BUYING A DIVIDEND. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

SPECIAL CONSIDERATIONS FOR NON U.S. PERSONS. Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding applicable to Non U.S. Persons.

DISPOSITION OF SHARES. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

CERTAIN DEBT INSTRUMENTS. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, ETC. A Fund's transactions in options, futures contracts and forward contracts and short sales "against the box" will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments: In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTION PLANS

Each Trust has adopted a Distribution Plan with respect to the Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Trust, the shares of each Fund covered by that Distribution Plan, and the holders of such shares. The Distribution Plans provide that the Distributor may receive a fee from each of the Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust's Trustees and a majority of each Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that at least quarterly each Trust and the Distributor shall provide to the Boards of Trustees and the Boards of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the shares. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Trust and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Diversified Investors Securities Corp. acts as the agent of each of the Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement (a "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the shares offered pursuant to that Prospectus.

Each of the Funds is recently organized and did not pay distribution fees in 2000.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Funds' and the Portfolios' independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

DESCRIPTION OF THE TRUST; FUND SHARES

The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Diversified Investors Trust II is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has twenty-two active series and the Diversified Investors Trust II has twenty active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.

Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Whenever a Fund is requested to vote on an item relating to a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Because the Trusts are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances.

The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

FINANCIAL STATEMENTS

The Funds are new. They have no financial statements as of the date of this Statement of Additional Information.

                                                                    APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

PLUS (+) Or MINUS (--) -- The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security

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to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER

PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o  Leading market positions in well established industries.

o  High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.


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INVESTMENT ADVISER OF CERTAIN FUNDS
AND THE PORTFOLIOS, ADMINISTRATOR
AND TRANSFER AGENT

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577

INVESTMENT SUBADVISERS OF THE PORTFOLIOS

Diversified Investors Mid-Cap Value Portfolio:

Cramer, Rosenthal, McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

Diversified Investors Mid-Cap Growth Portfolio:

Dresdner RCM Global Investors, LLC
Four Embarcadero Center
San Francisco, CA 94111

DISTRIBUTOR

Diversified Investors Securities Corp.
Four Manhattanville Road
Purchase, NY 10577

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, MA 02205-1537

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036